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                                                                      EXHIBIT 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated January 26, 2001 included in this Annual Report on Form 10-K into Georgia-Pacific Corporation's previously filed Registration Statement No. 2-93184; Registration Statement No. 2-99381; Registration Statement No. 2-97165; Registration Statement No. 2-99380; Registration Statement No. 2-76072; Registration Statement No. 2-68688; Registration Statement No. 33-5964; Registration Statement No. 33-16528; Registration Statement No. 33-18482; Registration Statement No. 33-21018; Registration Statement No. 33-23776; Registration Statement No. 33-25446; Registration Statement No. 33-26985; Registration Statement No. 33-11341; Registration Statement No. 33-37930; Registration Statement No. 33-38561; Registration Statement No. 33-48331; Registration Statement No. 33-48329; Registration Statement No. 33-48330; Registration Statement No. 33-34810; Registration Statement No. 33-39693; Registration Statement No. 33-43453; Registration Statement No. 33-45892; Registration Statement No. 33-48041; Registration Statement No. 33-51182; Registration Statement No. 33-52815; Registration Statement No. 33-52823; Registration Statement No. 33-62498; Registration Statement No. 33-58664; Registration Statement No. 33-65208; Registration Statement No. 33-48328; Post-Effective Amendment No. 1 to Registration Statement No. 2-64516; Post-Effective Amendment No. 5 (with respect to the 1974 Employee Stock Option Plan), Post-Effective Amendment No. 6 (with respect to the Savings and Capital Growth Plan), and Post-Effective Amendment No. 7 (with respect to the Savings and Capital Growth Plan) to Registration Statement No. 2-53427; Registration Statement No. 33-59057; Registration Statement No. 33-60933; Registration Statement No. 33-60127; Registration Statement No. 33-64673; Registration Statement No. 333-01785; Registration Statement No. 333-35793; Registration Statement No. 333-35813; Registration Statement No. 333-42597; and Registration Statement No. 333-61665; Registration Statement No. 333-80757; Registration Statement No. 333-93793; Registration Statement No. 333-96007; Registration Statement No. 333-48388; Registration Statement No. 333-35813; Registration Statement No. 333-44112; Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 333-44112; Registration Statement No. 333-96007; Registration Statement No. 333-33816; Registration Statement No. 333-36196; Registration Statement No. 333-36198; Registration Statement No. 333-50978; Registration Statement No. 333-50980 and Registration Statement No. 333-51442.



Atlanta, Georgia
February 16, 2001